Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Appreciation Portfolio Initial shares
and Service shares
and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                         Dreyfus Variable       Dreyfus Variable
                         Investment Fund,       Investment Fund,      Standard & Poor's 500
     PERIOD           Appreciation Portfolio  Appreciation Portfolio    Composite Stock
                          (Initial shares)      (Service shares)         Price Index *

     4/5/93                   10,000              10,000                   10,000
    12/31/93                  10,674              10,674                   10,545
    12/31/94                  10,998              10,998                   10,683
    12/31/95                  14,685              14,685                   14,693
    12/31/96                  18,438              18,438                   18,064
    12/31/97                  23,609              23,609                   24,089
    12/31/98                  30,743              30,743                   30,978
    12/31/99                  34,265              34,265                   37,493
    12/31/00                  34,042              34,042                   34,081
    12/31/01                  30,873              30,765                   30,032
    12/31/02                  25,713              25,569                   23,400

 * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Balanced Portfolio Initial shares
and Service shares
with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Credit Bond Index and a Hybrid Index

EXHIBIT A:

              Dreyfus Variable     Dreyfus Variable
              Investment Fund,      Investment Fund,   Standard & Poor's 500   Lehman Brothers
   PERIOD    Balanced Portfolio   Balanced Portfolio      Composite Stock    Intermediate Government   Hybrid
              (Initial shares)      (Service shares)        Price Index *      Credit Bond Index *     Index *

   5/1/97          10,000               10,000                 10,000                10,000            10,000
  12/31/97         11,847               11,847                 12,255                10,674            11,623
  12/31/98         14,494               14,494                 15,760                11,575            14,009
  12/31/99         15,673               15,673                 19,074                11,620            15,799
  12/31/00         15,206               15,206                 17,338                12,796            15,576
  12/31/01         13,819               13,791                 15,279                13,943            15,024
  12/31/02         11,679               11,636                 11,904                15,312            13,624


 * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Disciplined Stock Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:


              Dreyfus Variable Investment Fund,  Dreyfus Variable Investment Fund,  Standard & Poor's 500
     PERIOD     Disciplined Stock Portfolio       Disciplined Stock Portfolio          Composite Stock
                      (Initial shares)             (Service shares)                    Price Index *

     5/1/96               10,000                       10,000                          10,000
    12/31/96              11,886                       11,886                          11,499
    12/31/97              15,632                       15,632                          15,334
    12/31/98              19,809                       19,809                          19,719
    12/31/99              23,463                       23,463                          23,866
    12/31/00              21,318                       21,318                          21,695
    12/31/01              18,489                       18,449                          19,117
    12/31/02              14,308                       14,257                          14,895



 * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Growth and Income Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                   Dreyfus Variable              Dreyfus Variable
                   Investment Fund,              Investment Fund,            Standard & Poor's 500
               Growth and Income Portfolio   Growth and Income Portfolio        Composite Stock
    PERIOD           (Initial shares)              (Service shares)              Price Index *

    5/2/94               10,000                         10,000                      10,000
   12/31/94               9,878                         9,878                       10,397
   12/31/95              15,992                         15,992                      14,299
   12/31/96              19,311                         19,311                      17,581
   12/31/97              22,442                         22,442                      23,444
   12/31/98              25,093                         25,093                      30,149
   12/31/99              29,329                         29,329                      36,489
   12/31/00              28,220                         28,220                      33,168
   12/31/01              26,571                         26,489                      29,228
   12/31/02              19,841                         19,746                      22,771


* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

EXHIBIT A:

                                                                                      Morgan Stanley
             Dreyfus Variable Investment Fund,  Dreyfus Variable Investment Fund,  Capital International
   PERIOD    International Equity Portfolio     International Equity Portfolio     Europe, Australasia,
                  (Initial shares)                   (Service shares)                 Far East Index *

   5/2/94              10,000                           10,000                            10,000
  12/31/94             9,800                             9,800                             9,990
  12/31/95             10,524                           10,524                            11,110
  12/31/96             11,746                           11,746                            11,782
  12/31/97             12,875                           12,875                            11,992
  12/31/98             13,452                           13,452                            14,390
  12/31/99             21,492                           21,492                            18,270
  12/31/00             17,967                           17,967                            15,681
  12/31/01             12,724                           12,694                            12,319
  12/31/02             10,696                           10,638                            10,354

* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
International Value Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

EXHIBIT A:

                     Dreyfus Variable            Dreyfus Variable                 Morgan Stanley
                      Investment Fund,            Investment Fund,            Capital International
     PERIOD   International Value Portfolio  International Value Portfolio       Europe, Australasia,
                     (Initial shares)            (Service shares)                Far East Index *

     5/1/96               10,000                      10,000                          10,000
    12/31/96              10,341                      10,341                          10,016
    12/31/97              11,241                      11,241                          10,194
    12/31/98              12,224                      12,224                          12,233
    12/31/99              15,624                      15,624                          15,531
    12/31/00              15,048                      15,048                          13,330
    12/31/01              13,059                      13,081                          10,472
    12/31/02              11,462                      11,479                          8,803




 * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Limited Term High Income Portfolio Initial shares and Service shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

EXHIBIT A:


              Dreyfus Variable Investment Fund,  Dreyfus Variable Investment Fund,   Merrill Lynch       Customized
    PERIOD   Limited Term High Income Portfolio  Limited Term High Income Portfolio    High Yield       Limited Term
                      (Initial shares)                (Service shares)               Master II Index *  High Yield Index **

    4/30/97               10,000                          10,000                      10,000             10,000
   12/31/97               10,962                          10,962                      11,084             10,799
   12/31/98               10,994                          10,994                      11,411             11,303
   12/31/99               10,825                          10,825                      11,697             11,894
   12/31/00                9,930                           9,930                      11,098             11,763
   12/31/01                9,642                           9,637                      11,596             13,073
   12/31/02                8,387                           8,373                      11,377             13,138



* Source: Lipper Inc.
** Source: Bloomberg L.P.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Quality Bond Portfolio Initial shares
and Service shares
and the Lehman Brothers Aggregate Bond Index

EXHIBIT A:

               Dreyfus Variable Investment Fund,  Dreyfus Variable Investment Fund,     Lehman Brothers
     PERIOD        Quality Bond Portfolio           Quality Bond Portfolio            Aggregate Bond Index *
                      (Initial shares)               (Service shares)

    12/31/92               10,000                       10,000                            10,000
    12/31/93               11,533                       11,533                            10,975
    12/31/94               11,004                       11,004                            10,655
    12/31/95               13,252                       13,252                            12,622
    12/31/96               13,665                       13,665                            13,081
    12/31/97               14,952                       14,952                            14,343
    12/31/98               15,773                       15,773                            15,589
    12/31/99               15,801                       15,801                            15,461
    12/31/00               17,570                       17,570                            17,260
    12/31/01               18,746                       18,691                            18,716
    12/31/02               20,202                       20,087                            20,637

 * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Developing Leaders Portfolio Initial shares and Service shares and the Russell 2000 Index

EXHIBIT A:

                   Dreyfus Variable           Dreyfus Variable
                    Investment Fund,          Investment Fund,
     PERIOD   Developing Leaders Portfolio  Developing Leaders Portfolio  Russell 2000
                    (Initial shares)          (Service shares)              Index *

    12/31/92            10,000                  10,000                      10,000
    12/31/93            16,831                  16,831                      11,888
    12/31/94            18,136                  18,136                      11,672
    12/31/95            23,464                  23,464                      14,992
    12/31/96            27,358                  27,358                      17,464
    12/31/97            31,940                  31,940                      21,369
    12/31/98            30,840                  30,840                      20,825
    12/31/99            37,980                  37,980                      25,252
    12/31/00            43,034                  43,034                      24,489
    12/31/01            40,402                  40,250                      25,099
    12/31/02            32,676                  32,477                      19,958

 * Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Small Company Stock Portfolio Initial shares and Service shares and the Russell 2500 Index

EXHIBIT A:

              Dreyfus Variable Investment Fund,  Dreyfus Variable Investment Fund,
                Small Company Stock Portfolio      Small Company Stock Portfolio      Russell 2500
    PERIOD           (Initial shares)                 (Service shares)                   Index *

    5/1/96                   10,000                        10,000                        10,000
   12/31/96                  10,873                        10,873                        10,748
   12/31/97                  13,240                        13,240                        13,366
   12/31/98                  12,449                        12,449                        13,417
   12/31/99                  13,769                        13,769                        16,656
   12/31/00                  14,943                        14,943                        17,367
   12/31/01                  14,714                        14,665                        17,579
   12/31/02                  11,814                        11,747                        14,451




* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund,
Special Value Portfolio Initial shares
and Service shares
and the Russell 1000 Value Index

EXHIBIT A:

                 Dreyfus Variable Investment Fund,  Dreyfus Variable Investment Fund,  Russell 1000
     PERIOD        Special Value Portfolio            Special Value Portfolio          Value Index *
                       (Initial shares)                (Service shares)

    12/31/92                10,000                         10,000                      10,000
    12/31/93                12,869                         12,869                      11,807
    12/31/94                12,669                         12,669                      11,573
    12/31/95                12,636                         12,636                      16,013
    12/31/96                12,179                         12,179                      19,478
    12/31/97                14,997                         14,997                      26,330
    12/31/98                17,350                         17,350                      30,446
    12/31/99                18,612                         18,612                      32,683
    12/31/00                19,672                         19,672                      34,974
    12/31/01                18,104                         18,065                      33,019
    12/31/02                15,337                         15,298                      27,895


 * Source: Lipper Inc.